UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2010

Bottomline Technologies (de), Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25259	02-0433294
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Corporate Drive, Portsmouth, New Hampshire	03801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 436-0700

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 4, 2010, Bottomline Technologies (de), Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with the several Underwriters named in the Underwriting Agreement (the “Underwriters”) for which Needham & Company, LLC is acting as representative, relating to an underwritten public offering of 4,200,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share. All of the Shares are being sold by the Company. The offering price to the public is $14.50 per share, and the Underwriters have agreed to purchase the Shares from the Company pursuant to the Underwriting Agreement at a price of $13.78 per share. Under the terms of the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 630,000 shares of common stock.

The Shares will be issued pursuant to a shelf registration statement, as amended, that the Company filed with the Securities and Exchange Commission, which became effective on March 25, 2010 (File No. 333-164538). A prospectus supplement relating to the offering has been filed with the Securities and Exchange Commission. The closing of the offering is expected to take place on June 9, 2010, subject to the satisfaction of customary closing conditions.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing description of the material terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit. A copy of the legal opinion and consent of Wilmer Cutler Pickering Hale and Dorr LLP relating to the Shares is attached as Exhibit 5.1 hereto. The Company issued press releases on June 3, 2010 and June 4, 2010 announcing the launch and pricing of the public offering. These press releases are attached as Exhibit 99.1 and Exhibit 99.2, respectively, hereto and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The Exhibit Index attached hereto is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bottomline Technologies (de), Inc.

Date: June 4, 2010	By:	/s/ ERIC K. MORGAN
Eric K. Morgan
Vice President, Global Controller

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 4, 2010, among the Company and the several Underwriters named in Schedule I thereto for which Needham & Company, LLC is acting as representative

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1)

99.1	Press Release, dated June 3, 2010

99.2	Press Release, dated June 4, 2010